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                                                                  EXHIBIT 23.1

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our report dated February 16, 1996 on the consolidated financial statements of High Level Design Systems, Inc. included in Cadence Design Systems, Inc.'s previously filed registration statement on Form S-4, File No. 333-15771.

                             ARTHUR ANDERSEN LLP

San Jose, California
December 30, 1996